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Exhibit 10.49

EXCLUSIVE LICENSE AGREEMENT

        THIS AGREEMENT entered into this 29 day of June, 2001 by and between Microvena Corporation, a Minnesota corporation having a principal place of business at 1861 Buerkle Road, White Bear Lake, Minnesota 55110-5246 (the "Licensor"), and AGA Medical Corporation, a Minnesota corporation having a principal place of business at 682 Mendelssohn Ave., Golden Valley, MN 55427 ("Licensee").

        WHEREAS, AGA Medical Corporation is the owner by assignment of U.S. application serial number 08/272,335, filed July 8, 1994; and

        WHEREAS Microvena Corporation is the owner by assignment in the U.S. and its territorial possessions and in all foreign countries of: the entire, right, title and interest in U.S. patent application serial number 08/272,425, filed July 8, 1994, the entire right, title and interest in and to any and all Letters Patent which may be granted therefore, and the entire, right, title, and interest in and to any and all parents, continuations, divisions, continuations-in-part, reissues, and/or other extensions thereof and all foreign applications claiming priority thereto, either directly or indirectly and all foreign patents issuing thereon (all of which is hereinafter referred to as the "Licensed Patent Rights"); and

        WHEREAS Microvena Corporation and AGA Medical Corporation acknowledge that certain identical disclosures were made in both U.S. application serial 08/272,335 and U.S. Patent application serial number 08/272,425; and

        WHEREAS, LICENSEE is desirous of securing and LICENSOR is willing to grant an exclusive, non-revocable license under the Licensed Patent Rights to manufacture, use, sell and otherwise practice the Licensed Patent Rights and the right to grant sublicenses hereunder;

        NOW, THEREFORE, in consideration of the payment by each party to the other of the sum of one dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the covenants and obligations hereinafter set forth to be performed, the parties hereby agree as follows:

I. GRANT OF LICENSE

        Microvena Corporation agrees to and does hereby grant, to AGA Medical Corporation a sole and exclusive, non-revocable license to manufacture, use, and sell the inventions of the Licensed Patent Rights along with the right to grant sublicenses hereunder.

II. LICENSE IS FULLY PAID-UP

        The license hereby granted is fully paid-up, and no royalty payments are due either now or at any time in the future.

III. WARRANTIES

        Microvena Corporation expressly warrants that it and/or others associated, affiliated, employed, or acting on behalf of Microvena will not file any continuations, divisions, continuations-in-part, reissues, and/or other extensions thereof claiming the benefit to U.S. application serial number 08/272,425, except that Microvena may file and prosecute one or more continuation applications of U.S. application serial number 08/272,425 and foreign divisional, that seek allowance of claims to inventions that were not disclosed in both U.S. application serial number 08/272,335 and U.S. Patent application serial number 08/272,425.

        Microvena Corporation further expressly warrants that it and/or others associated, affiliated, employed, or acting on behalf of Microvena will not seek allowance by the U.S. Patent and Trademark Office of any claims in U.S. application serial number 08/272,425, or any foreign counterparts to inventions disclosed in both U.S. application serial number 08/272,335 and U.S. Patent application serial number 08/272,425.

        Microvena Corporation hereby covenants that it has full right to convey the entire right, title and interest herein assigned, and that it has not executed, and will not execute, any agreements in conflict herewith, that convey the entire right, title and interest herein licensed, and that it has not executed, and will not execute, any agreements in conflict herewith.

IV. TERM

        Unless otherwise terminated in accordance with the provisions of this agreement, this Agreement shall continue in full force and effect for the term of U.S. Patent application serial number 08/272,425, filed July 8, 1994, the term of any and all Letters Patent (U.S. and foreign) which may be granted therefore, and the term of any and all parents, continuations, divisions, continuations-in-part, reissues, and/or other extensions thereof.

V. MISCELLANEOUS

        This agreement and the license granted by it shall inure to the benefit of each of the parties hereto, their heirs, and their successors.

        IN WITNESS WHEREOF the parties have caused this instrument to be executed by their duly authorized representatives as of the day and year first above written.

MICROVENA CORPORATION LICENSOR
Dated:	July 3, 2001	By:	/s/ John Booth John Booth
AGA MEDICAL CORPORATION, LICENSEE
Dated:	JUNE 29, 2001	By:	/s/ Franck Gougeon Franck Gougeon

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  Exhibit 10.49
EXCLUSIVE LICENSE AGREEMENT